UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2018

Williams Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34831	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On August 10, 2018, Williams Partners L.P., a Delaware limited partnership (“WPZ”), completed its previously announced merger with SCMS LLC (“Merger Sub”), a Delaware limited liability company and a wholly owned subsidiary of The Williams Companies, Inc., a Delaware corporation (“WMB”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated May 16, 2018, by and among WPZ, WMB, Merger Sub, and WPZ GP LLC, a Delaware limited liability company and the general partner of WPZ (“WPZ General Partner”), whereby Merger Sub merged with and into WPZ with WPZ continuing as the sole surviving entity and a wholly owned subsidiary of WMB (“Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger each outstanding common unit representing limited partner interests in WPZ (the “WPZ Common Units”) that was held by a unitholder other than WMB and any entities that are partially or wholly owned, directly or indirectly, by WMB, including Merger Sub, Williams Gas Pipeline Company, LLC, a Delaware limited liability company and wholly owned subsidiary of WMB (“Williams Gas Pipeline”), and WPZ (such units, the “WPZ Public Common Units”), were cancelled and each holder became entitled to receive 1.494 shares of validly issued, fully paid and non-assessable WMB common stock, par value $1.00 per share for each WPZ Common Unit that such holder owned at the effective time of the Merger (the “Merger Consideration”).

Immediately following the Merger, each of WPZ, the WPZ General Partner and Williams Gas Pipeline merged with and into WMB, with WMB continuing as the sole surviving entity (the “Subsequent Merger”).

Item 1.02. Termination of a Material Definitive Agreement.

On August 10, 2018, WPZ, Northwest Pipeline LLC, a Delaware limited liability company (“Northwest”), and Transcontinental Gas Pipeline Company, LLC, a Delaware limited liability company (“Transco”), terminated the Second Amended & Restated Credit Agreement, dated as of February 2, 2015, by and among WPZ, Northwest, Transco, Citibank, N.A. as administrative agent and the lenders named therein, subject to survival of any provisions which by their terms survive the termination.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The description of the Merger Agreement and the Merger in the Introductory Note is incorporated into this Item 2.01 by reference.

The description of the Merger and the Merger Agreement in the Introductory Note does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to WPZ’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 17, 2018, and the terms of which are incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 10, 2018, in connection with the consummation of the Merger, WPZ (i) notified the New York Stock Exchange (the “NYSE”) that each outstanding WPZ Common Unit was canceled and (ii) requested that the NYSE file a notification of removal from listing on Form 25 with the SEC with respect to the WPZ Common Units. The trading of the WPZ Common Units on the NYSE will be suspended before the opening of the market on August 13, 2018. WPZ intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the WPZ Common Units and the suspension of WPZ’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

Under the terms of the Merger Agreement, upon the effective time of the Merger, each outstanding WPZ Public Common Unit was cancelled and converted into the right to receive the Merger Consideration.

In connection with the Merger and at the effective time of the Merger, holders of WPZ Public Common Units immediately prior to such time ceased to have any rights as unitholders in WPZ (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

The descriptions of the Merger and the Merger Agreement in Item 2.01 and the delisting and deregistration of the WPZ Common Units in Item 3.01 are incorporated herein by reference.

On August 10, 2018, following the consummation of the Subsequent Merger, WMB entered into:

•

the Eleventh Supplemental Indenture, dated as of August 10, 2018 (the “November 2010 WPZ Indenture Supplemental Indenture”), between WMB and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), to the Indenture, dated as of November 9, 2010 (as previously supplemented, the “November 2010 WPZ Indenture”), between WPZ and the Trustee, governing WPZ’s 4.125% Senior Notes due 2020, 4.00% Senior Notes due 2021, 3.35% Senior Notes due 2022, 4.500% Senior Notes due 2023, 5.800% Senior Notes due 2043, 4.300% Senior Notes due 2024, 5.400% Senior Notes due 2044, 3.90% Senior Notes due 2025, 4.90% Senior Notes due 2045, 3.60% Senior Notes due 2022, 4.00% Senior Notes due 2025, 3.750% Senior Notes due 2027, 5.10% Senior Note due 2045 and 4.850% Senior Notes due 2048; and

•

the Second Supplemental Indenture, dated as of August 10, 2018 (the “February 2010 WPZ Indenture Supplemental Indenture”), between WMB and the Trustee, to the Indenture, dated as of February 9, 2010 (as previously supplemented, the “February 2010 WPZ Indenture”), between WPZ and the Trustee, governing WPZ’s 5.250% Senior Notes due 2020 and 6.300% Senior Notes due 2040.

Pursuant to the terms of the November 2010 WPZ Indenture Supplemental Indenture and the February 2010 WPZ Indenture Supplemental Indenture (collectively, the “WPZ Indenture Supplemental Indentures”), WMB assumed all of the obligations of WPZ under the November 2010 WPZ Indenture and the February 2010 WPZ Indenture, respectively, and under the applicable notes issued thereunder. Copies of each of the November 2010 WPZ Indenture Supplemental Indenture and the February 2010 WPZ Indenture Supplemental Indenture are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K. The foregoing description of the WPZ Indenture Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the applicable WPZ Indenture Supplemental Indenture.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2018, at the effective time of the Subsequent Merger, each of the WPZ General Partner, WPZ and Williams Gas Pipeline, merged with and into WMB, with WMB continuing as the sole surviving entity, and the separate legal existence of WPZ terminated.

Item 7.01. Regulation FD Disclosure.

On August 9, 2018, WPZ and WMB issued a joint press release announcing the results of the special meeting of WMB stockholders. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 10, 2018, WPZ and WMB issued a joint press release announcing the consummation of the Merger. A copy of the joint press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated as of May 16, 2018, by and among The Williams Companies, Inc., SCMS LLC, Williams Partners L.P., and WPZ GP LLC (filed on May 17, 2018 as Exhibit 2.1 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) and incorporated herein by reference).

4.1	Eleventh Supplemental Indenture, dated as of August 10, 2018, between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A. (filed on August 10, 2018 as Exhibit 4.1 to The Williams Companies, Inc.’s Current Report on Form 8-K (File No. 001-04174) and incorporated herein by reference).

4.2	Second Supplemental Indenture, dated as of August 10, 2018, between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A. (filed on August 10, 2018 as Exhibit 4.2 to The Williams Companies, Inc.’s Current Report on Form 8-K (File No. 001-04174) and incorporated herein by reference).

99.1	Press Release, dated August 9, 2018 (filed on August 10, 2018 as Exhibit 99.1 to The Williams Companies, Inc.’s Current Report on Form 8-K (File No. 001-04174) and incorporated herein by reference).

99.2	Press Release, dated August 10, 2018 (filed on August 10, 2018 as Exhibit 99.1 to The Williams Companies, Inc.’s Current Report on Form 8-K (File No. 001-04174) and incorporated herein by reference).

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC., successor by merger to the Registrant

By:	/s/ Joshua H. De Rienzis
Joshua H. De Rienzis
Corporate Secretary

DATED: August 10, 2018